UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2022

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Dairy Ashford, Houston, Texas 77079

(Address of principal executive offices and zip code)

(832) 337-2034

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	SHLX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2022, Shell USA, Inc., a Delaware corporation (“Parent”), Shell Midstream LP Holdings LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Parent (“Holdings”), Semisonic Enterprises LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Parent (“Merger Sub”), Shell Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”), and Shell Midstream Partners GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Partnership (the “Merger”), with the Partnership surviving and continuing to exist as a Delaware limited partnership.

At the effective time of the Merger (the “Effective Time”), each common unit issued and outstanding representing limited partner interests in the Partnership (“Common Units”) other than Common Units owned immediately prior to the Effective Time by Parent and its affiliates, including Holdings (“Public Common Units”), will be converted into the right to receive $15.85 per Public Common Unit in cash, without any interest thereon (“Merger Consideration”). In connection with the Merger, (i) the General Partner’s non-economic general partner interest in the Partnership and (ii) the Common Units owned by Parent and its affiliates, including Holdings, and the Series A perpetual convertible preferred units (“Preferred Units”) shall not be cancelled, shall not be converted into or entitle the holder thereof to receive the Merger Consideration and shall remain outstanding following the Merger as a non-economic general partner interest in the Partnership, Common Units and Preferred Units, respectively.

The Conflicts Committee (the “Conflicts Committee”) of the board of directors of the General Partner (the “GP Board”) has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of the Partnership, including the holders of the Public Common Units (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger (the foregoing constituting “Special Approval” as defined in the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated April 1, 2020 (the “Partnership Agreement”)), (iii) recommended that the GP Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, and (iv) recommended that the GP Board direct that the Merger Agreement and the transactions contemplated thereby, including the Merger, be submitted to a vote of the limited partners of the Partnership (the “Limited Partners”) pursuant to Section 14.3 of the Partnership Agreement and authorize the Limited Partners to act by written consent pursuant to Section 13.11 of the Partnership Agreement.

The GP Board has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair and reasonable to the holders of the Public Common Units and are in the best interests of the Partnership, including the holders of the Public Common Units, (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) approved the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereby, including the Merger, and (iv) directed that the Merger Agreement and the transactions contemplated thereby, including the Merger, be submitted to a vote of the Limited Partners for approval pursuant to Section 14.3 of the Partnership Agreement, recommended approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, by the Limited Partners and authorized the Limited Partners to act by written consent pursuant to Section 13.11 of the Partnership Agreement.

The Merger Agreement contains customary representations and warranties from the parties, and each party has agreed to customary covenants applicable to such party, including, among others, covenants relating to (i) the Partnership’s and the General Partner’s conduct of business during the interim period between the execution of the Merger Agreement and the Effective Time and (ii) the obligation to use reasonable best efforts to cause the Merger to be consummated.

Completion of the Merger is subject to certain customary conditions, including, among others: (i) the written consent of Holdings as the holder of a majority of the voting power of the outstanding limited partner interests in the Partnership delivered concurrently with the execution and delivery of the Merger Agreement approving the Merger Agreement and the transactions contemplated thereby, including the Merger (“Written Consent”), not having been amended, modified, withdrawn, terminated or revoked; (ii) there being no law or injunction prohibiting consummation of the transactions contemplated under the Merger Agreement; (iii) the mailing of an information statement to be filed by the Partnership with the United States Securities and Exchange Commission (“SEC”) on Schedule 14C at least 20 days prior to the closing of the transaction; (iv) subject to specified materiality standards, the accuracy of certain representations and warranties of each party; and (v) compliance by each party in all material respects with its covenants.

The Merger Agreement provides for certain termination rights for both Parent and the Partnership, including in the event that (i) the parties agree by mutual written consent (with the prior written approval of the Conflicts Committee) to terminate the Merger Agreement, (ii) the Merger is not consummated by January 25, 2023, (iii) a law or injunction prohibiting the consummation of the transactions contemplated by the Merger Agreement is in effect and has become final and non-appealable, or (iv) the other party is in material breach of the Merger Agreement. The Merger Agreement provides that, upon termination of the Merger Agreement under certain circumstances, (i) the Partnership will be obligated to reimburse Parent for its out-of-pocket fees and expenses and (ii) Parent will be obligated to reimburse the Partnership for its out-of-pocket fees and expenses, in each case, in an amount not to exceed $5 million.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

The foregoing summary of the Merger Agreement has been included to provide investors and securityholders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about Parent, the Partnership or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specified dates, were solely for the benefit of the respective parties to such agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Parent, the Partnership or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures.

The information set forth in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference into this Item 1.01.

Item 5.07 Submission of Matters to a Vote of Securityholders.

In connection with the Merger, the GP Board authorized the Limited Partners to act by written consent pursuant to the terms of the Partnership Agreement, in order to provide their approval for the Merger Agreement and the transactions contemplated thereby, including the Merger. Concurrently with the execution of the Merger Agreement, Holdings delivered the Written Consent. The Written Consent was sufficient to approve the Merger Agreement and the transactions contemplated thereby, including the Merger, under the terms of the Partnership Agreement, without the need for written consents from any other holders of Common Units.

Item 7.01 Regulation FD Disclosure.

Parent and the Partnership issued a joint press release on July 25, 2022 announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information provided in this Item 7.01 (including the press release furnished as Exhibit 99.1) shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Forward-Looking Statements

This report includes various “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Forward-looking statements include, among other things, statements concerning management’s expectations, beliefs, estimates, forecasts, projections and assumptions. You can identify the Partnership’s forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “budget,” “continue,” “potential,” “guidance,” “effort,” “expect,” “forecast,” “goals,” “objectives,” “outlook,” “intend,” “plan,” “predict,” “project,” “seek,” “target,” “begin,” “could,” “may,” “should” or “would” or other similar expressions that convey the uncertainty of future events or outcomes. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, which could cause future outcomes to differ materially from those set forth in forward-looking statements. In particular, expressed or implied statements concerning future actions, conditions or events, and statements concerning the Merger or any other proposed transaction and the likelihood of a successful consummation of the Merger or any other proposed transaction are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future actions, conditions or events and future results of operations may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results are beyond the Partnership’s ability to control or predict. Forward-looking statements speak only as of the date of this report, July 25, 2022, and the Partnership disclaims any obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All forward-looking statements contained in this document are expressly qualified in their entirety by the cautionary statements contained or referred to in this paragraph. More information on these risks and other potential factors that could affect the Partnership’s financial results is included in the Partnership’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Partnership’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. If any of those risks occur, it could cause the Partnership’s actual results or the outcome of any particular event to differ materially from those contained in any forward-looking statement. Because of these risks and uncertainties, you should not place undue reliance on any forward-looking statement.

Important Information About the Proposed Merger

In connection with the proposed Merger, the Partnership will prepare an information statement to be filed with the SEC that will provide additional important information concerning the proposed Merger. When completed, a definitive information statement will be mailed to the Partnership’s unitholders. THE PARTNERSHIP’S UNITHOLDERS ARE STRONGLY ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PARTNERSHIP’S INFORMATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Partnership’s unitholders will be able to obtain, without charge, a copy of the information statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. The Partnership’s unitholders will also be able to obtain, without charge, a copy of the information statement and other documents relating to the proposed Merger (when available) at www.shellmidstreampartners.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1	Agreement and Plan of Merger, dated July 25, 2022, by and among by and among Shell USA Inc., Semisonic Enterprises LLC, Shell Midstream LP Holdings LLC, Shell Midstream Partners GP LLC and Shell Midstream Partners, L.P.

99.1	Press Release dated July 25, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: July 25, 2022